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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                February 17, 1998
                        Date of Report (Date of earliest
                                 event reported)

                                THE LIMITED, INC.
             (Exact name of registrant as specified in its charter)

                             -----------------------

          Delaware                    1-8344                     31-1029810
(State of other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File no.)              Identification No.)

                              Three Limited Parkway
                                 P.O. Box 16000
                               Columbus, OH 43230
                                 (614) 479-7000

                    (Address of principal executive offices)


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Item 5.  Other Events

     On February 17, 1998, The Limited, Inc. ("The Limited") issued a press release relating to, among other things, its fourth quarter results and the proposed exchange offer to be conducted by The Limited, in which The Limited will be offering to exchange shares of the common stock of Abercrombie & Fitch Co., a subsidiary of The Limited and a Delaware corporation, for shares of The Limited's common stock, subject to the terms and conditions of such exchange offer. The February 17, 1998 press release is attached as Exhibit 99.1 to the Form 8-K and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     99.1 Press release dated February 17, 1998






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                THE LIMITED, INC.



                                By:  /s/ Kenneth B. Gillman
                                   ----------------------------
                                   Name:  Kenneth B. Gilman
                                   Title: Vice Chairman of the Board of
                                           Directors and Chief Administrative
                                           Officer


February 18, 1998




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                                  EXHIBIT INDEX


99.1     Press Release dated February 17, 1998